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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of Report: November 21, 2001
  (Date of earliest event reported)               Commission File No. 333-88524

                           TELEX COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)

              DELAWARE                                           38-1853300
  -------------------------------                           -------------------
  (State or other jurisdiction of                            (I.R.S. Employer
  incorporation or organization)                            Identification No.)


            12000 PORTLAND AVENUE SOUTH, BURNSVILLE, MINNESOTA 55337
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       Registrant's telephone number, including area code: (952) 884-4051



                         THIS DOCUMENT CONTAINS 3 PAGES.

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THIS REPORT ON FORM 8-K/A SUPPLEMENTS THE CURRENT REPORT ON FORM 8-K FILED ON
NOVEMBER 26, 2001 (THE "FORM 8-K") OF TELEX COMMUNICATIONS, INC. (THE "COMPANY") AND INCORPORATES INFORMATION WHICH HAS BEEN HERETOFORE DISCLOSED BY THE COMPANY IN THE FORM 8-K AND/OR THE COMPANY'S ANNUAL REPORTS ON FORM 10-K FOR THE FISCAL YEARS ENDED DECEMBER 31, 2000 AND 2001. NO NEW OR ADDITIONAL EVENTS OR TRANSACTIONS ARE BEING REPORTED HEREIN.


Item 1.         Changes in Control of Registrant

         As previously reported by the Company in the Form 8-K, the Company effected a debt restructuring (the "Restructuring") as of November 21, 2001. Pursuant to the Restructuring, the holders of the Company's 10-1/2% Senior Subordinated Notes and 11% Senior Subordinated Notes tendered their notes in exchange for new 13% Senior Subordinated Discount Notes and equity securities of the Company representing more than 99% of the Company's outstanding voting securities. The equity securities included (i) shares of Series B Preferred Stock, par value $0.01 per share (the "Series B Preferred Stock"), which were convertible into an equal number of shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock") (which conversion occurred as of April 16, 2002) and (ii) warrants to acquire shares of the Common Stock (the "Warrants"). No consideration other than the surrender of the 10-1/2% and 11% Senior Subordinated Notes was received in connection with the issuance of the equity securities.

         The security ownership of certain beneficial owners of the Common Stock of the Company after the Restructuring and as of February 28, 2002 is set forth in Item 12 ("Security Ownership of Certain Beneficial Owners and Management") of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "2001 Form 10-K"), which information is incorporated herein by reference. To the extent that the Company is aware of any changes in such ownership subsequent to February 28, 2002, the Company has no reason to believe that such changes have resulted in any further change of control of the Company.

         Also as a result of the Restructuring, (i) the Company ceased to be a wholly-owned subsidiary of Telex Communications Group, Inc. ("Group") and (ii) Group's ownership of equity securities of the Company was reduced to less than 1% of the equity securities outstanding. The security ownership of certain beneficial owners of the Common Stock of Group is set forth in Item 12 ("Security Ownership of Certain Beneficial Owners and Management") of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, which information is incorporated herein by reference.

         As disclosed in Item 4 ("Submission of Matters to a Vote of Security Holders") of the 2001 Form 10-K, the directors of the Company following the closing of the Restructuring were designated pursuant to the terms of the Company's Restated Certificate of Incorporation, as amended. The term of the initial directors expires on December 31, 2002, unless the initial directors elect to extend such term to April 30, 2003.


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Item 7.    Financial Statements and Exhibits

(c)      Exhibits.

           Exhibit
           Number                   Description

           3.1(a) Restated Certificate of Incorporation of Telex Communications, Inc. (the "Company"), dated November 20, 2001 (incorporated by reference to Exhibit 3.1(a) to the Company's Report on Form 10-Q/A for the quarter ended September 30, 2001), filed on March 20, 2002 (the "September 2001 10-Q/A").

           3.1(b) Amendment to Restated Certificate of Incorporation of the Company, dated November 20, 2001 (incorporated by reference to Exhibit 3.1(b) to the September 2001 10-Q/A).

           3.1(c) Amendment to Restated Certificate of Incorporation of the Company, dated November 21, 2001 (incorporated by reference to Exhibit 3.1(c) to the September 2001 10-Q/A).

          99.1*         Press Release issued by the Company dated November 21,
                        2001.

* This exhibit was filed with the original filing of the Form 8-K.




SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 TELEX COMMUNICATIONS, INC.



Dated:  November 13, 2002                        By:  /s/ Gregory W. Richter
                                                 ---------------------------
                                                 Gregory W. Richter
                                                 Vice President and Chief
                                                 Financial Officer




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